UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2009
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California (Address of Principal Executive Offices)		94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On October 21, 2009, Questcor Pharmaceuticals, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Rights Agent”) entered into a second amendment (the “Second Amendment”) to the Rights Agreement, dated as of February 11, 2003, as amended September 9, 2005, between the Company and the Rights Agent (the “Rights Agreement”). The Second Amendment accelerates the expiration of the Company’s preferred stock purchase rights (the “Rights”) issued under the Rights Agreement in connection with the Company’s shareholder rights plan. As a result of the Second Amendment, the Rights will expire and the Rights Agreement and shareholder rights plan will terminate effective as of the close of business on October 26, 2009.
     The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the press release announcing this matter is attached hereto as Exhibit 99.1.
Item 3.03 Material Modification to Rights of Security Holders.
     See the disclosure under Item 1.01 to this Current Report on Form 8-K, which is incorporated by reference into this Item 3.03.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 20, 2009, the Company, at a meeting of the Board of Directors (the “Board”), amended and restated the Company’s Bylaws to (1) require shareholders that submit proposals or director nominations to state, among other things, whether they have entered into any hedging transaction or other agreements that serve to mitigate the loss to or otherwise manage the risk of changes to the Company’s stock price, and to update such information within 10 days after the record date for the Company’s annual meeting, (2) require shareholders that submit proposals or director nominations to update the Company with the number of shares of the Company that such shareholder owns, and (3) provide that bylaws adopted by the shareholders may restrict or eliminate the power of the Board to adopt, amend or repeal such bylaw.
     The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by this reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Questcor Pharmaceuticals, Inc.

10.1	Second Amendment, dated as of October 21, 2009, to the Rights Agreement, dated as of February 11, 2003, as amended September 9, 2005, between Questcor Pharmaceuticals, Inc. and Computershare Trust Company, N.A.

99.1	Questcor Pharmaceuticals, Inc. press release dated October 22, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2009	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary Sawka
Gary Sawka
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Questcor Pharmaceuticals, Inc.

10.1	Second Amendment, dated as of October 21, 2009, to the Rights Agreement, dated as of February 11, 2003, as amended September 9, 2005, between Questcor Pharmaceuticals, Inc. and Computershare Trust Company, N.A.

99.1	Questcor Pharmaceuticals, Inc. press release dated October 22, 2009.